EXHIBIT 21

                              LIST OF SUBSIDIARIES


                                          JURISDICTION OF
         SUBSIDIARIES                      INCORPORATION
        ---------------                  -----------------
Arts and Crafts Press, Inc...........   California
Austin Printing Company, Inc.........   Georgia
Automated Graphic Imaging/Copy
  Center, Inc........................   Washington D.C.
Automated Graphic Systems -- Ohio,
  Inc................................   Ohio
Automated Graphic Systems, Inc.......   Maryland
Bridgetown Printing Co...............   Texas
CGML General Partner, Inc............   Delaware
Chas. P. Young Company...............   Texas
Chas. P. Young Company, Inc. ........   New York
Clear Visions, Inc. .................   Texas
Columbia Color, Inc. ................   California
Consolidated Graphics Management II,
  Inc. ..............................   Delaware
Consolidated Graphics Management III,
  Inc. ..............................   Delaware
Consolidated Graphics Management,
  Inc. ..............................   Delaware
Consolidated Graphics Management,
  Ltd. ..............................   Texas
Consolidated Graphics Properties II,
  Inc. ..............................   Texas
Consolidated Graphics Properties,
  Inc. ..............................   Texas
Copy-Mor, Inc. ......................   Illinois
Courier Printing Company.............   Tennessee
Digital Direct, Inc. ................   Pennsylvania
Direct Color, Inc. ..................   California
Eagle Press, Inc. ...................   Texas
Emerald City Graphics, Inc. .........   Washington
Fittje Bros. Printing Co., Inc.......   Colorado
Frederic Printing Company............   Colorado
Garner Printing Company..............   Iowa
Georges & Shapiro Lithograph, Inc....   California
Geyer Printing Company, Inc..........   Pennsylvania
Gilliland Printing, Inc. ............   Kansas
Graphic Communications, Inc. ........   California
Graphic Technology of Maryland,
  Inc. ..............................   Maryland
Gritz-Ritter Graphics, Inc. .........   Colorado
Grover Printing Company..............   Texas
Gulf Printing Company................   Texas
Heath Printers, Inc. ................   Washington
Heritage Graphics, Inc...............   Texas
Image Systems, Inc. .................   Wisconsin
Ironwood Lithographers, Inc. ........   Arizona
Lincoln Printing Corporation.........   Indiana
Maxwell Graphic Arts, Inc. ..........   New Jersey
McKay Press, Inc. ...................   Michigan


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                                          JURISDICTION OF
         SUBSIDIARIES                      INCORPORATION
        --------------                   ------------------
Mercury Printing Company, Inc. ......   Tennessee
Mercury Web Printing, Inc. ..........   Kansas
Metropolitan Printing Services,
  Inc. ..............................   Indiana
Mobility, Inc. ......................   Texas
Mount Vernon Printing Company........   Virginia
Paragraphics, Inc. ..................   California
Precision Litho, Inc. ...............   Texas
Pride Printers, Inc. ................   Massachusetts
Printing Corporation of America......   Maryland
Printing, Inc. ......................   Kansas
Rush Press, Inc. ....................   California
Serco Forms, LLC.....................   Kansas
StorterChilds Printing Co., Inc. ....   Florida
Superb Printing Company..............   Texas
Superior Colour Graphics, Inc. ......   Michigan
Tewell Warren Printing Company.......   Texas
The Etheridge Company................   Michigan
The Jarvis Press, Inc. ..............   Texas
The John C. Otto Company, Inc. ......   Massachusetts
Theo Davis Sons, Incorporated........   North Carolina
The Printery, Inc. ..................   Wisconsin
Tucker Printers, Inc. ...............   Texas
Tulsa Litho Company..................   Oklahoma
Tursack Printing, Inc. ..............   Pennsylvania
Walnut Circle Press, Inc.............   North Carolina
Web Graphics, Inc. ..................   Kansas
Wentworth Printing Corporation.......   South Carolina
Western Lithograph Company...........   Texas
Wetzel Brothers, Inc. ...............   Wisconsin